Exhibit 99.2

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of May __, 2008, by and between Healthcare Providers Direct, Inc. a Nevada corporation (the “Company”) and the holders of the Company’s 12% Subordinated Secured Convertible Debentures due 12 months following their issuance, in the original aggregate principal amount of up to $750,000 (collectively, the “Debentures”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Parties”).

W I T N E S S E T H

WHEREAS, the Secured Parties have agreed to purchase the Debentures from the Company pursuant to subscription agreements executed by each Secured Party and the Company for the Debentures (the “Subscription Agreements”);

WHEREAS, to induce the Secured Parties to purchase the Debentures, the Company has agreed to secure the Obligations (defined below) by granting to the Secured Parties a security interest in the Collateral (defined below); and

            WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Debentures, each Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party, a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures and the Guarantors’ obligations under the Guarantee.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS

1.1 Defined Terms.  In addition to the other terms defined in this Agreement, whenever the following capitalized terms are used they shall be defined as follows:

“Collateral” shall have the meaning ascribed to such term in Section 2.1 and described in Section 2.2.

 “Event of Default” shall have the meaning ascribed to such term under the Notes.

 “Financing Agreements” shall mean, collectively, this Agreement, the Subscription Agreements, the Debentures and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by the Company in connection with any or all of the foregoing.

“Liens” shall mean mortgages, liens, pledges, charges, security interests, encumbrances or other third party interests of any nature whatsoever.

“NVUCC” shall mean the Uniform Commercial Code as in effect in the State of Nevada from time to time.

“Obligations” shall mean any and all obligations of every kind, nature and description of the Company arising under the Financing Agreements, or any of them, including, but not limited to, principal, interest, costs and expenses, however evidenced.

“Person” shall mean an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or department, agency or political subdivision thereof).

“Requisite Holders” shall mean the Holders holding a majority of the aggregate principal amount then outstanding under the Debentures.

1.2 Other Definitional Provisions, Construction.  All capitalized terms used herein and defined in the NVUCC shall have the respective meanings provided therein.  Unless otherwise specified, “hereunder,” “herein,” hereto,” “this Agreement” words of similar import refer to this entire document; “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural, and conversely.

2. GRANT OF SECURITY INTEREST

2.1 Grant.  Subject to the terms and conditions of this Agreement, as collateral security for the punctual payment and performance of the Obligations by the Company, the Company hereby grants to the Secured Parties a continuing second priority security interest in, and hereby assigns to the Secured Parties as security for the payment and performance of the Obligations, all of the personal property and assets of the Company, tangible or intangible, wherever located, whether presently owned or hereafter acquired or existing, and wherever located (the “Collateral”), including, but not limited to, the assets and properties described in Section 2.2”).  The Secured Parties acknowledge that the  security interest granted by this Agreement is subordinated to security interest granted to the holders of Company’s 9% Senior Secured Convertible Debentures in the aggregate principal amount of $2,150,000.

2.2 Specific Itemization of Collateral.  For purposes of this Agreement, the Collateral shall include, but not be limited to, the following assets, to the extent the Company has an interest therein:

(a) Accounts and Health-Care-Insurance Receivables.  All Accounts, including, but not limited to, all rights outstanding as of the date hereof and future rights to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance; and all Health-Care-Insurance Receivables.

(b) General Intangibles.  All General Intangibles, including, but not limited to, all contract rights, tax and duty refunds).

(c) Instruments, Chattel Paper, Etc.  All Instruments, Chattel Paper, Documents, Investment Property, Letter-of-Credit Rights, Supporting Obligations, and Payment Intangibles.

(d) Inventory and Goods.  All Inventory, Goods, and all raw materials, work in process, and finished goods of whatsoever kind or nature, wherever located.

(e) Equipment and Fixtures.  All Equipment, Fixtures, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located, except any leased property.

(f) Intellectual Property.  All patents, trademarks, and copyrights, all applications therefor, all trade names, trader secrets, and all goodwill associated therewith, all license and other rights in any third party products, and all other tangible or intangible proprietary information and materials that are currently used or being developed for use in the business of the Company.

(g) Records.  All of the Company’s books as of the date hereof and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored.

(h) Cash, Deposit Accounts, Etc.  All of the Company’s cash, including drafts, acceptances, and all bank deposits, Deposit Accounts, and checking accounts

(i) Commercial Tort Claims.  All Commercial Tort Claims.

(j) Products and Proceeds.  All Products and Proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

3. PERFECTION

The Company hereby authorizes the Secured Parties to file all financing statements, continuation statements and amendments contemplated under this Agreement, and appoints and designates Secured Parties as the Company’s attorney-in-fact, coupled with an interest, to execute and deliver all deposit account control agreements, control agreements, stock powers, and other documents and instruments in the Company’s name and on the Company’s behalf as contemplated by the foregoing sentence.

4. ADDITIONAL PLEDGE OF COLLATERAL PROHIBITED.  Except pursuant to transactions in the ordinary course of the Company’s business (including licensing arrangements but not limited to and the sale of inventory in the ordinary course), the Company shall not sell, lease, encumber, pledge, mortgage, assign, grant a security interest or Lien in, or otherwise transfer the Collateral or any portion thereof without the written consent of 51% of the Secured Parties, which consent may be withheld for any reason whatsoever.  After the occurrence and during the continuation of an Event of Default, the Company shall not be entitled to exercise any rights with respect to the Collateral, and the Secured Parties shall be entitled to exercise any such rights.  If any distributions, payments or proceeds shall be received by the Company after the occurrence of an Event of Default which has not been otherwise waived in writing, the Company shall immediately deliver the same to the Secured Parties, accompanied, if appropriate, by proper instruments of assignment and/or powers executed by the Company in accordance with the Secured Parties’s instructions, to be held subject to the terms of this Agreement.

5. REPRESENTATIONS AND WARRANTIES.  To induce the Secured to enter into this Agreement and the Debentures, the Company makes the following representations and warranties to the Secured Parties:

5.1 Authority.  The Company has the authority to enter into this Agreement and to grant the security interests provided herein, and has obtained all necessary corporate approvals to execute, deliver and perform its obligations under this Agreement.

5.2 Ownership.  Except for the interest granted to the Holders pursuant to this Agreement and the security interest granted to the holders of Company’s 9% Senior Secured Convertible Debentures in the aggregate principal amount of $2,150,000, the Company owns the Collateral free and clear of any Lien, and no adverse claims have been filed with respect to any of the Collateral.  The Company shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Parties.

5.3 Priority.  To the extent a security interest in the Collateral can be perfected by the filing of a financing statement, the filing of financing statements with respect to the Collateral shall create a valid and perfected second priority security interest in the Collateral securing the payment of the Obligations.  The Secured Parties acknowledge that the security interest granted by this Agreement is subordinated to security interest granted to the holders of Company’s 9% Senior Secured Convertible Debentures in the aggregate principal amount of $2,150,000.

5.4 Maintenance of Collateral.  Company shall at all times and at its own expense maintain and keep, or cause to be maintained and kept, the Collateral.  Company shall perform all acts and execute all documents reasonably requested by the Secured Parties at any time to evidence, perfect, maintain, record and enforce the Secured Parties’ interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Company hereby authorizes the Secured Parties to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Secured Parties.

5.5 Third Party.  No authorization, approval or other action by, and no notice to or filing with any governmental authority is required either for the delivery by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company except for (i) filings of Forms UCC with the State of Nevada, or (ii) the remedies in respect of the Collateral pursuant to this Agreement.

5.6 No Violation.  The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which the Company is a party or which purports to be binding upon the Company or upon any of its assets and will not result in the creation or imposition of any Lien in any of the assets of the Company except as contemplated by this Agreement.

5.7 Binding Obligation.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject, however, to bankruptcy, and other law, decisional or statutory, of general application affecting the enforcement of creditors’ rights and to the general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.8 Representations and Warranties Accurate.  All representations and warranties contained in the Credit Documents, or any of them, are true, complete and correct in all material respects.

6. AFFIRMATIVE AND NEGATIVE COVENANTS

6.1 Verification.  The Secured Parties, upon reasonable prior notice to the Company and that the Company’s cost and expense, shall have the right at any time or times to verify the validity, amount or any other matter relating to any of the Collateral.

6.2 Power of Attorney.  If at any time an Event of Default exists or has occurred and is then continuing, at the request of the Secured Parties, the Company hereby irrevocably designates and appoints the Secured Parties as the Company’s true and lawful attorney-in-fact, and authorizes the Secured Parties, in the Company’s name, to do all acts and things which are necessary, in the Secured Parties’ determination, to fulfill the Company’s Obligations under this Agreement and the Debentures.  The Company hereby releases the Secured Parties from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of the Secured Parties own willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

6.3 Further Assurances.  The Company shall, at its expense and from time to time, promptly execute and deliver all further instruments, documents and agreements, and take all further action that may be necessary or desirable, or that the Secured Parties may request, in order to (i) continue, perfect and protect the security interest, pledge and Lien granted or purported to be granted hereby or (ii) enable the Secured Parties to exercise and enforce their respective rights and remedies hereunder with respect to the Collateral.  Without prejudice to the generality of the foregoing, each such instrument or document shall be in such form as the Secured Parties shall stipulate and may contain provisions such as are herein contained or provisions to the like effect or such other provisions of whatsoever kind as the Secured Parties shall reasonably consider requisite for the improvement (on and subject to the terms herein), perfection or enforcement of the security constituted by, or pursuant to, this Agreement.

7. REMEDIES UPON AN EVENT OF DEFAULT

7.1 Process following Event of Default.  At any time an Event of Default exists or has occurred and is continuing, the Secured Parties, shall have all rights and remedies provided in this Agreement and the Debentures, the NVUCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Company, except as such notice or consent is expressly provided for hereunder or required by applicable law.  All rights, remedies and powers granted to the Secured Parties hereunder, under any of the other Financing Agreements, the NVUCC or other applicable law are cumulative, not exclusive and enforceable, in the Secured Parties’ discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by the Company of this Agreement or any of the other Financing Agreements to which it is a party.

7.2 Actions.  Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing,  the Secured Parties may, in its discretion and without limitation, (i) require the Company, at its own expense, to make available to the Secured Parties any part or all of the Collateral, (ii) collect, foreclose, receive, appropriate, setoff and realize upon any and all of the Collateral, or (iii) sell, transfer, assign, deliver or otherwise dispose of any and all of the Collateral (including, without limitation, entering into contracts with respect thereto).

7.3 Application of Proceeds.  The Secured Parties may apply the cash proceeds of Collateral actually received by the Secured Parties from any collection, sale, foreclosure or other disposition of the Collateral to the payment of the Obligations, in whole or in part and in such order as the Secured Parties may elect.

8.           CONTINUING OBLIGATIONS  This Agreement shall remain in full force and effect and continue to be effect should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Secured Parties, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9. NOTICE   Except as otherwise specifically set forth herein, all notices, instructions, requests, demands or other communications hereunder shall be deemed to have been duly and effectively given only if delivered in writing by hand, three (3) business days after sent by certified mail, return receipt requested, or one (1) business day after sent by recognized overnight courier, addressed as follows:

If to the Secured Parties:

If to the Company:

Healthcare Providers Direct, Inc.
3371 Route One, Suite 200
Lawrenceville, New Jersey  08648
Attn:  Norman Proulx, CEO

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Richard A. Friedman, Esq.

Any party may, by written notice to the other parties, substitute such other address as it deems advisable.  No notice, instruction, request, demand or other communication hereunder shall be deemed to have been received before actual receipt by recipient.

10. GENERAL

10.1 Effectiveness and Termination.  This Agreement creates a continuing security interest and Lien on the Collateral and will remain in full force and effect until the full final payment by the Company in satisfaction of all the Obligations.  Upon termination, the Secured Parties’ rights, title and interest in and to the Collateral shall be automatically terminated and released to the Company, this Agreement shall terminate except as to the Secured Parties’ rights in Section 9, and the Company shall be permitted to file UCC termination statements as to the balance of the Collateral.

10.2 Entire Agreement; Amendments; Counterparts.  This Agreement, the Debentures and all other Financing Agreements set forth the entire agreement of the parties with respect to subject matter of this Agreement and supersede all previous understandings, written or oral, in respect thereof.  In the event of a conflict between the terms of this Agreement and those of any other agreement (other than the Debentures), the terms herein shall govern.  The terms of this Agreement may be amended, waived or modified only by an instrument in writing duly executed by all the parties hereto.  This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.  Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

10.3 Assignment.  The Company may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, without the written consent of a 51% of the Secured Parties, which shall not be unreasonably withheld.

10.4 Binding.  This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, administrators and successors.  No Persons other than the Company and the Secured Parties are intended to be benefited in this Agreement or to have rights hereunder as third-party beneficiaries or otherwise.

10.5 Headings.  Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

10.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding in either of such courts may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of either such court in any such suit, action or proceeding and to the laying of venue in either such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in either such court and irrevocably waives any claim that any such suit, action or proceeding brought in either such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

10.7 Validity.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid, illegal or unenforceable and the rights and obligations of the parties hereto shall be construed and enforced only to such extent as may be permitted by applicable law.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

HEALTHCARE PROVIDERS DIRECT, INC.

Date	By:	/s/
Name: Norman Proulx
Title: Chief Executive Officer

AGREED TO:

By:
Name:
Title: